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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 7, 2006

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                          MOLECULAR DEVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                0-27316                            94-2914362
       (Commission File Number)        (IRS Employer Identification No.)

                               1311 Orleans Drive
                               Sunnyvale, CA 94089
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (408) 747-1700

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 7, 2006, Molecular Devices Corporation ("Molecular Devices") reported its financial results for the quarter ended December 31, 2005. A copy of the press release issued by Molecular Devices on February 7, 2006 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Molecular Devices, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

NUMBER                                 DESCRIPTION
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 99.1    Press release, dated February 7, 2006, entitled "Molecular Devices
         Reports Record Revenues and Earnings for Fourth Quarter of 2005," issued by Molecular Devices.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MOLECULAR DEVICES CORPORATION


Dated: February 7, 2006                         By: /s/TIMOTHY A. HARKNESS
                                                    ----------------------------
                                                    Timothy A. Harkness
                                                    Senior Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

NUMBER                                 DESCRIPTION
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 99.1    Press release, dated February 7, 2006, entitled "Molecular Devices
         Reports Record Revenues and Earnings for Fourth Quarter of 2005," issued by Molecular Devices.

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